SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 11, 2003
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                  1-5426                                      61-0505332
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        (Commission File Number)               (IRS Employer Identification No.)

     4360 BROWNSBORO ROAD, SUITE 300
           LOUISVILLE, KENTUCKY                                40207
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(Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits

                       Exhibit Number   Description
                       --------------   -----------

                           99.1         Financial information presented by
                                        the Registrant.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Attached as Exhibit 99.1, is financial information presented by Thomas Industries Inc. at Robert W. Baird & Co.'s Industrial Technology Conference on November 11, 2003.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THOMAS INDUSTRIES INC.
                                            (Registrant)

                                            By:   /s/ Phillip J. Stuecker
                                            ------------------------------------
                                            Phillip J. Stuecker, Vice President
                                            of Finance, Chief Financial Officer,
                                            and Secretary

Dated:  November 11,2003